SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

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                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (date of earliest event reported):  April 18, 1996
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                                   Healthplex, Inc.
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                (Exact name of Registrant as specified in its charter)



                  Delaware                   0-14236             11-2714365
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          (State or other jurisdiction     (Commission         (IRS Employer
           of incorporation)               File Number)        Identification
                                                                  No.)


              60 Charles Lindbergh Blvd., Uniondale, New York      11553
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             (Address of principal executive offices)            (Zip Code)



          Registrant's telephone number, including area code: (516) 794-3000
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                                     Not Applicable
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            (Former name or former address, if changed since last report.)

          Item 5.   Other Events.
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                    Pursuant to a Board of Directors resolution adopted by
          unanimous written consent, dated as of April 17, 1996, the Board approved a stock repurchase program pursuant to which the Company may, from time to time over the next 12 months, buy up to 100,000 shares of the Company's common stock on the open market through Rule 10b-18 purchases. In connection therewith, the Company issued a press release on April 18, 1996.

          Item 7.   Financial Statements, Pro Forma Financial Information
          -------   -----------------------------------------------------
                    and Exhibits.
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                    (c)  Exhibits.

                         20.  Press Release dated April 18, 1996.

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HEALTHPLEX, INC.



          Dated:  April 18, 1996        By:  /s/ Martin Kane
                                             ----------------------
                                             Name:   Martin Kane
                                             Title:  Co-Chief Executive
                                                     Officer

                               EXHIBIT INDEX


            Exhibit         Description
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              20            Press Release